DERIVATIVE LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2021
DERIVATIVE LIABILITIES
Schedule of weighted average upon conversion

	2021*	2020

Weighted-Average Risk Free Annual Rate	0.25%	0.82%
Weighted-Average Average Probability at Maturity	0.00%	0.31%
Weighted-Average Average Probability Before Maturity	100.00%	59.00%
Weighted-Average Average Probability at Change of Control	0.00%	33.00%
Weighted-Average Expected Annual Dividend Yield	0.0%	9.0%
Weighted-Average Expected Stock Price Volatility	0.0%	70.9%
Weighted-Average Expected Life in Years	—	2.28
* Represents inputs immediately prior to the conversion on June 29, 2021

Schedule of Derivative Liabilities based on change in fair value

	2021	2020
Balance at Beginning of Year	$7,365,000	$—

Derivative Liability Incurred Upon Issuance of Convertible Debt	182,000	7,113,337
Change in Fair Value	(825,000)	251,663
Reclassed to Equity Upon Conversion of Debt	(6,722,000)	—
Balance at End of Year	$—	$7,365,000